Exhibit 99.1


                        Alternative Loan Trust 2005-17
                      Mortgage Pass-Through Certificates,
                                Series 2005-17






                        Preliminary Marketing Materials






                                   $1,169mm
                  (Approximate, subject to +/- 10% Variance)



                                  CWALT, Inc.
                                   Depositor

                            Countrywide Home Loans
                                   (Seller)

                      Countrywide Home Loans Servicing LP
                               (Master Servicer)


                        [LOGO OMITTED] UBS Investment
                                       Bank

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------


                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS Securities LLC ("UBS") and is subject to change, completion, or amendment from time to time. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



















This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       2

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------


                              Contact Information



                    FOR ADDITIONAL INFORMATION PLEASE CALL:


            -----------------------------------------------------
                              UBS Securities LLC
            -----------------------------------------------------



                                  MBS Finance

               Julie Park                        (212) 713-6070


                                  MBS Trading

               Brian Bowes                       (212) 713-2860

               Margarita Genis                   (212) 713-2860


            -----------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       3

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------

Preliminary Term Sheet                             Date Prepared: May 19, 2005

                        Alternative Loan Trust 2005-17
              Mortgage Pass-Through Certificates, Series 2005-17

              $1,169mm (Approximate, Subject to +/- 10% Variance)

                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans


-----------------------------------------------------------------------------------
              Principal                                          Pmt Window
               Amount           WAL (Yrs)                          (Mths)
Class       (Approx) (1)      Call/ Mat (2)                     Call/ Mat (2)
-----------------------------------------------------------------------------------
1-A-1       489,116,000      2.94/3.21                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-A-2       203,798,000      2.94/3.21                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-A-3       122,280,000      2.94/3.21                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
2-A-1       151,993,000      2.94/3.22                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
2-A-2       63,330,000       2.94/3.22                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
2-A-3       37,998,000       2.94/3.22                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-X-1(4)    391,831,411      Not Marketed Hereby
-----------------------------------------------------------------------------------
1-X-2 (5)   249,690,137      Not Marketed Hereby
-----------------------------------------------------------------------------------
1-X-3       249,888,849      Not Marketed Hereby
-----------------------------------------------------------------------------------
2-X(7)      277,460,481      Not Marketed Hereby
-----------------------------------------------------------------------------------
A-R         100              Not Marketed Hereby
-----------------------------------------------------------------------------------
1-M-1       11,589,000       5.38/6.06                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-M-2       11,142,000       5.38/6.06                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-M-3       6,686,000        5.38/6.06                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-M-4       11,142,000       5.38/6.06                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-M-5       3,566,000        5.38/6.06                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-M-6       8,023,000        5.38/6.06                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-B-1       4,457,000        5.38/6.06                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-B-2       2,674,000        5.38/6.06                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
2-M-1       8,879,000        5.38/6.07                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
2-B-1       5,410,000        5.38/6.07                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
2-B-2       3,607,000        5.38/6.07                         1 - 94 / 1 - 360
-----------------------------------------------------------------------------------
1-B-3       7,131,000
-----------------------------------------------------------------------------------
1-B-4       5,349,000
-----------------------------------------------------------------------------------
1-B-5       4,457,299
-----------------------------------------------------------------------------------
2-B-3       2,913,000        Privately Offered Certificates
-----------------------------------------------------------------------------------
2-B-4       1,942,000
-----------------------------------------------------------------------------------
2-B-5       1,388,481
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                                  Expected
                                                                  Ratings
Class        Interest Rate Type  Tranche Type                   S&P/Moody's
-----------------------------------------------------------------------------
1-A-1        Floater (3)         Super Senior                   AAA/Aaa
-----------------------------------------------------------------------------
1-A-2        Floater (3)         Super Senior/Senior Support    AAA/Aaa
-----------------------------------------------------------------------------
1-A-3        Floater (3)         Senior Support                 AAA/Aaa
-----------------------------------------------------------------------------
2-A-1        Floater (3)         Super Senior                   AAA/Aaa
-----------------------------------------------------------------------------
2-A-2        Floater (3)         Super Senior/Senior Support    AAA/Aaa
-----------------------------------------------------------------------------
2-A-3        Floater (3)         Senior Support                 AAA/Aaa
-----------------------------------------------------------------------------
1-X-1(4)     Variable            Senior/WAC IO/PO               AAA/Aaa
-----------------------------------------------------------------------------
1-X-2 (5)    Variable            Senior/WAC IO/PO               AAA/Aaa
-----------------------------------------------------------------------------
1-X-3        Variable            Senior/WAC IO/PO               AAA/Aaa
-----------------------------------------------------------------------------
2-X(7)       Variable            Senior/WAC IO/PO               AAA/Aaa
-----------------------------------------------------------------------------
A-R          Variable            Senior/Residual                AAA/Aaa
-----------------------------------------------------------------------------
1-M-1        Floater (8)         Subordinate                    AA+/Aa1
-----------------------------------------------------------------------------
1-M-2        Floater (8)         Subordinate                    AA+/Aa2
-----------------------------------------------------------------------------
1-M-3        Floater (8)         Subordinate                    AA+/Aa3
-----------------------------------------------------------------------------
1-M-4        Floater (8)         Subordinate                    AA/NR
-----------------------------------------------------------------------------
1-M-5        Floater (8)         Subordinate                    AA-/ NR
-----------------------------------------------------------------------------
1-M-6        Floater (8)         Subordinate                    A/NR
-----------------------------------------------------------------------------
1-B-1        Floater (8)         Subordinate                    BBB+/Baa3
-----------------------------------------------------------------------------
1-B-2        Floater (8)         Subordinate                    BBB/NR
-----------------------------------------------------------------------------
2-M-1        Floater (9)         Subordinate                    AA+/Aa3
-----------------------------------------------------------------------------
2-B-1        Floater (9)         Subordinate                    A+/A3
-----------------------------------------------------------------------------
2-B-2        Floater (9)         Subordinate                    BBB/Baa3
-----------------------------------------------------------------------------
1-B-3                            Subordinate                    BB/NR
-----------------------------------------------------------------------------
1-B-4                            Subordinate                    B/NR
-----------------------------------------------------------------------------
1-B-5                            Subordinate                    NR/NR
-----------------------------------------------------------------------------
2-B-3                            Subordinate                    BB/NR
-----------------------------------------------------------------------------
2-B-4                            Subordinate                    B/NR
-----------------------------------------------------------------------------
2-B-5                            Subordinate                    NR/NR
-----------------------------------------------------------------------------

(1) Distributions on the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates will be derived primarily from a pool of adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Group 1 Subordinate Certificates will be derived from the Group 1 Mortgage Loans. Distributions on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates will be derived primarily from a pool of adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Group 2 Subordinate Certificates will be derived from the Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       4

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------


(2) The WAL and Payment Window for the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2, Class 2-M-1, Class 2-B-1 and Class 2-B-2 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap

(4) The Class 1-X-1 Certificates will consist of one interest only component and one principal and interest component each related to the subgroup 1A Mortgage Loans. The interest only component will have a notional balance equal to the principal balance of the subgroup 1A loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the related Net Mortgage Rates of the subgroup 1A loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A-1, Class 1-A-2, Class 1-A-3 and the Group 1 Subordinate Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class 1-X-1 Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related subgroup 1A Mortgage Loans allocated to the principal and interest component of the Class 1-X-1 Certificates, as described in the final prospectus supplement.

(5) The Class 1-X-2 Certificates will consist of one interest only component and one principal and interest component each related to the subgroup 1B loans. The interest only component will have a notional balance equal to the principal balance of the subgroup 1B loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the related Net Mortgage Rates of the subgroup 1B loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A-1, Class 1-A-2, Class 1-A-3 and the Group 1 Subordinate Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class 1-X-2 Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related subgroup 1B Mortgage Loans allocated to the principal and interest component of the Class 1-X-2 Certificates, as described in the final prospectus supplement.

(6) The Class 1-X-3 Certificates will consist of one interest only component and one principal and interest component each related to the subgroup 1C loans. The interest only component will have a notional balance equal to the principal balance of the subgroup 1C loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the related Net Mortgage Rates of the subgroup 1C loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A-1, Class 1-A-2, Class 1-A-3 and the Group 1 Subordinate Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class 1-X-3 Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related subgroup 1C Mortgage Loans allocated to the principal and interest component of the Class 1-X-3 Certificates, as described in the final prospectus supplement.

(7) The Class 2-X Certificates will consist of one interest only component and one principal and interest component each related to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and the Group 2 Subordinate Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of Class 2-A-1, Class 2-A-2, Class 2-A-3 and the Group 2 Subordinate Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A-1, Class 2-A-2, Class 2-A-3 and the Group 2 Subordinate Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class 2-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 2 Mortgage Loans allocated to the principal and interest component of the Class 2-X Certificates, as described in the final prospectus supplement.

(8) For each Distribution Date, the Certificate Interest Rate for the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1 and Class 1-B-2 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap. For each Distribution Date, the Certificate Interest Rate for the Class 1-B-3, Class 1-B-4 and Class 1-B-5 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call Date), and (ii) the related Net WAC Cap

(9) For each Distribution Date, the Certificate Interest Rate for the Class 2-M-1, Class 2-B-1 and Class 2-B-2 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap. For each Distribution Date, the Certificate Interest Rate for the Class 2-B-3, Class 2-B-4 and Class 2-B-5 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call Date), and (ii) the related Net WAC Cap




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       5

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------

Depositor:                 CWALT, Inc.

Lead Underwriter:          UBS Securities LLC

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing, LP.

Trustee:                   The Bank of New York

Rating Agencies:           [It is expected that S&P and Moody's will rate the Offered Certificates as specified on the prior page.]

Cut-off Date:              May 1st, 2005.

Expected Pricing Date:     [May 25, 2005.]

Closing Date:              On or about May 27th, 2005.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2005.

Certificates:              The "Senior Certificates" will consist of the Class 1-A-1, Class 1-A-2 and Class
                           1-A-3 (collectively the "Group 1 Senior Certificates"), Class 2-A-1, Class 2-A-2
                           and Class 2-A-3 (collectively the "Group 2 Senior Certificates"), Class 1-X-1,
                           Class 1-X-2 and Class 1-X-3 (collectively the "Group 1-X Certificates"), Class 2-X
                           Certificates, and Class A-R Certificates. The Class 1-M-1, Class 1-M-2, Class
                           1-M-3, Class 1-M-4, Class 1-M-5 Certificates and Class 1-M-6 Certificates
                           (collectively the "Class 1-M Certificates"), Class 1-B-1, Class 1-B-2, Class 1-B-3,
                           Class 1-B-4 and Class 1-B-5 Certificates will be referred to herein as the "Group 1
                           Subordinate Certificates." The Class 2-M-1 (collectively the "Class 2-M
                           Certificates"), Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4 and Class 2-B-5
                           Certificates will be referred to herein as the "Group 2 Subordinate Certificates."
                           The Group 1 Subordinate Certificates and the Group 2 Subordinate Certificates are
                           collectively referred to herein as the "Subordinate Certificates." The Senior
                           Certificates, the Group 1 Subordinate Certificates and the Group 2 Subordinate
                           Certificates are collectively referred to herein as the "Certificates." The Class
                           1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2 and Class 2-A-3
                           Certificates and the Subordinate Certificates are referred to herein as the "LIBOR
                           Certificates". The Senior Certificates and the Class 1-M-1, Class 1-M-2, Class
                           1-M-3, Class 1-M-4, Class 1-M-5 and Class 1-M-6 Certificates, Class 1-B-1, Class
                           1-B-2 Certificates, Class 2-M-1 Class 2-B-1 and Class 2-B-2 Certificates (the
                           "Offered Certificates") are being offered publicly as described in the final prospectus supplement.

Accrued Interest:          The price to be paid by investors for the LIBOR Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class
                           1-X-1, Class 1-X-2, Class 1-X-3 and the Class 2-X Certificates will include [26]
                           days of accrued interest.

Interest Accrual Period:   The interest accrual period with respect to the Class 1-A-1, Class 1-A-2, Class
                           1-A-3, Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates for a given
                           Distribution Date will be the period beginning with the prior Distribution Date
                           (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given
                           Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the
                           Closing Date) and ending on the 24th day of the month of such Distribution


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       6

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------------------------------------------------------------------------------

                           Date (on a 30/360 basis). The interest accrual period for the Class A-R, Class
                           1-X-1, Class 1-X-2, Class 1-X-3, and Class 2-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:              The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates (other than the
                           A-R Certificates) will, upon request, be made available in book-entry form through
                           Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that the Group 1 Senior Certificates, Group 2 Senior Certificates
                           and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Group 1 Senior Certificates, Group 2 Senior Certificates, Class 1-m
                           Certificates, Class 2-m Certificates, Class 1-B-1, Class 1-B-2, Class 2-B-1 and
                           Class 2-B-2 Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of
                           ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Treatment:           The Senior Certificates, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4 and
                           Class 2-M-1 Certificates are expected to constitute "mortgage related securities"
                           for purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for an option to terminate the Offered
                           Certificates, which may be exercised once the aggregate principal balance of the
                           Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:            The Mortgage Loans consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.

                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the related mortgage note and annually on the same date thereafter, subject to the conditions that (i)
                           the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds a percentage (in each case, not greater than 115%) of the original principal balance due to Deferred
                           Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur if the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred
                           Interest"). The amount of any Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       7

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------


                           The "Group 1 Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group
                           1 Mortgage Loans will have three subgroups: loan group 1A, loan group 1B and loan group 1C. The Group 1 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial period of one to four months) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). The interest rate for each Mortgage Loan adjusts monthly to equal the sum of MTA and the related gross margin. None of the Group 1 Mortgage Loans are subject to a periodic rate adjustment cap. All of the Group 1 Mortgage Loans are subject to a maximum mortgage rate.

                           The "Group 2 Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The
                           Mortgage Loans accrue interest at a mortgage rate that adjusts monthly (after an initial period of one to four months) based upon an index rate of one-month LIBOR.
                           The interest rate for each Mortgage Loan adjusts monthly to equal the sum of one-month LIBOR and the related gross margin. None of the Group 2 Mortgage Loans are subject to a periodic rate adjustment cap. All of the Group 2 Mortgage Loans are subject to a maximum mortgage rate.

                           The Group 1 Mortgage Loans and the Group 2 Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                           On the Closing Date the aggregate principal balance of the Mortgage Loans as of the
                           Cut-off Date is expected to be at least approximately $1,169,000,000.

Credit Enhancement:        Senior/subordinate, shifting interest structure. Among the classes of subordinated certificates, the Class 1-m Certificates will have a higher payment priority than the Class 1B Certificates and the Class 2-m Certificates will have a higher payment priority than the Class 2B Certificates. Within the Class 1-m and Class 1B
                           Certificates, each class of certificates will have a higher payment priority than those classes of certificates, if any, with the same alphabetical designation and a higher numerical designation. Similarly, within the Class 2-m and Class 2B
                           Certificates, each class of certificates will have a higher payment priority than those classes of certificates, if any, with the same alphabetical designation and a higher numerical designation. The credit enhancement information shown below is subject to final rating agency approval.

                                   Class of Certificates        Initial Credit Enhancement Level
                           ==============================================================================
                            Senior Certificates                               8.55%
                            Class 1-M-1                                       7.25%
                            Class 1-M-2                                       6.00%
                            Class 1-M-3                                       5.25%
                            Class 1-M-4                                       4.00%
                            Class 1-M-5                                       3.60%
                            Class 1-M-6                                       2.70%
                            Class 1-B-1                                       2.20%
                            Class 1-B-2                                       1.90%
                            Class 1-B-3                                       1.10%
                            Class 1-B-4                                       0.50%
                            Class 1-B-5                                       0.00%





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       8

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------

                                 Class of Certificates        Initial Credit Enhancement Level
                           ==============================================================================
                            Senior Certificates                               8.70%
                            Class 2-M-1                                       5.50%
                            Class 2-B-1                                       3.55%
                            Class 2-B-2                                       2.25%
                            Class 2-B-3                                       1.20%
                            Class 2-B-4                                       0.50%
                            Class 2-B-5                                       0.00%


Shifting Interest:         Until the Distribution Date occurring in June 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                           Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).
                           After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                           The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                           Periods:                         Unscheduled Principal Payments (%)
                           --------                         ----------------------------------
                           June 2005 - May 2015                      0% Pro Rata Share
                           June 2015 - May 2016                     30% Pro Rata Share
                           June 2016 - May 2017                     40% Pro Rata Share
                           June 2017 - May 2018                     60% Pro Rata Share
                           June 2018 - May 2019                     80% Pro Rata Share
                           June 2019 and after                      100% Pro Rata Share

                           However, if the credit enhancement percentage provided by the Subordinate
                           Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the
                           Distribution Date in June 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Scheduled principal payments will be distributed pro rata to the Senior and
                           Subordinate Certificates. Scheduled principal means, as to any loan and any distribution date, the unpaid principal balance of such loan as of the due date in the month preceding the month in which that Distribution Date occurs, as specified in the amortization schedule at the time relating to that Loan (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to (i) any previous partial principal prepayments, liquidation proceeds and insurance proceeds allocable to principal received during the prepayment period for the prior Distribution Date and (ii) the payment of principal due on that due date and irrespective of any delinquency in payment by the related borrower.

                           Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the
                           Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       9

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------

                           Unscheduled principal will generally consist of the excess of (i) liquidation proceeds, recoveries, voluntary prepayments and other unscheduled amounts over (ii)
                           Deferred Interest.

Allocation of
Realized Losses:           Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Class B Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero;
                           second, to the Class M Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and third, to the Senior Certificates as follows:

                             (a) any realized losses on the Group 1 Mortgage Loans allocated to the Class 1-A-1,
                                 Class 1-A-2 and Class 1-A-3 and the principal and interest component of the Class
                                 1-X-1, Class 1-X-2 and Class 1-X-3 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class
                                 1-A-1 Certificates will instead be allocated first to the Class 1-A-3 and then to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class 1-A-2 will instead be allocated to the Class 1-A-3 Certificates, until their respective class principal balances have been reduced to zero; and

                             (b) any realized losses on the Group 2 Mortgage Loans allocated to the Class 2-A-1, Class
                                 2-A-2 and Class 2-A-3 and the principal and interest component of the Class 2-X
                                 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class 2-A-1 Certificates will instead be allocated first to the Class 2-A-3 and then to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class 2-A-2 will instead be allocated to the Class 2-A-3 Certificates, until their respective class principal balances have been reduced to zero

Net Mortgage Rate:         The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate, any lender paid mortgage insurance premiums, and the trustee fee rate.

Net WAC Cap:               The "Net WAC Cap" for the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates is
                           equal to the weighted average of the Net Mortgage Rates of the Group 1 Mortgage
                           Loans.

                           The "Net WAC Cap" for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates is
                           equal to the weighted average of the Net Mortgage Rates of the Group 2 Mortgage
                           Loans.

                           The "Net WAC Cap" for the Group 1 Subordinate Certificates is equal to the weighted average of the weighted average of the Net Mortgage Rates of the Group 1 Mortgage
                           Loans, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Group 2 Subordinate Certificates is equal to the weighted average of the weighted average of the Net Mortgage Rates of the Group 2 Mortgage
                           Loans, in each case adjusted for the related interest accrual period.

Carryover Shortfall
Amount:                    The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest
                           Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the
                           Certificate Interest Rate for such Class without giving effect to the Net WAC Cap)
                           (together, the


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       10

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------

                           "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class 1-X-1, Class 1-X-2,
                           Class 1-X-3 and Class 2-X Certificates (after the reduction due to Net Deferred
                           Interest allocable to the Class 1-X-1, Class 1-X-2, Class 1-X-3 and Class 2-X
                           Certificates, as described in the final prospectus supplement).

Net Deferred Interest:     The "Net Deferred Interest" for a Distribution Date is the excess, if any, of
                           Deferred Interest for the related due period over all principal payments for the related due period and prepayment period.

                           On each Distribution Date, Net Deferred Interest will be allocated to each class of certificates in proportion to such class's interest entitlement for such
                           Distribution Date.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be distributed in the following order of priority:

                             1.   Payment of interest pro rata to the classes of senior certificates;
                                  provided, however, that any distribution of interest to which the Class
                                  1-X-1, Class 1-X-2, Class 1-X-3 and Class 2-X Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into a carryover shortfall reserve fund (the "Carryover Shortfall Reserve
                                  Fund") and will not be distributed except as described below.

                             2.   Payment of principal to the classes of senior certificates as follows:
                                  Group 1:
                                  a)  The Group 1 senior principal distribution amount will be distributed first to Class AR until retired,
                                  b)  The Group 1 senior principal distribution amount will be distributed to
                                      Class 1-A-1, Class 1-A-2 and Class 1-A-3, pro rata, until retired;
                                  c)  The Group 1 senior principal distribution amount will be distributed to the Class 1-X-1, Class 1-X-2 and Class 1-X-3 principal components, pro rata, until retired
                                  Group 2:
                                  a)  The Group 2 senior principal distribution amount will be distributed to
                                      Class 2-A-1, Class 2-A-2 and Class 2-A-3, pro rata, until retired; and
                                  b)  The Group 2 senior principal distribution amount will be distributed to the Class 2-X principal component until retired.

                             3.   From Group 1 Available Funds, payment of interest and then principal to each class of Group 1 subordinated certificates, in the order of their seniority, beginning with the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class
                                  1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2, etc.

                             4.   From Group 2 Available Funds, payment of interest and then principal to each class of Group 2 subordinated certificates, in the order of their seniority, beginning with the Class 2-M-1, Class 2-B-1, Class 2-B-2, etc.

                  From amounts on deposit in the Carryover Shortfall Reserve Fund

                             1.   Concurrently to (a) the Class 1-A-1, Class 1-A-2 and Class 1-A-3
                                  Certificates from amounts received from the Class 1-X-1, Class 1-X-2 and
                                  Class 1-X-3 Certificates, pro rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid and (b) to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates
                                  from amounts received from the Class 2-X Certificates, pro rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       11

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                   Bank                CHL Mortgage Pass-Through Trust 2005-17
------------------------------------------------------------------------------

                             2.   Sequentially to (a) the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,
                                  Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class
                                  1-B-4, and Class 1-B-5 Certificates from amounts received from the Class
                                  1-X-1, Class 1-X-2 and Class 1-X-3 Certificates, in that order; in each case, in an amount up to the amount of any carryover shortfall amounts with respect to each such class of certificates and (b) to the Class 2-M-1, Class
                                  2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, and Class 2-B-5 Certificates
                                  from amounts received from the Class 2-X Certificates, in that order; in each case, in an amount up to the amount of any carryover shortfall amounts with respect to each such class of certificates.

                             3.   To the Class 1-X-1, Class 1-X-2, Class 1-X-3 and Class 2-X Certificates,
                                  amounts remaining on deposit in the carryover shortfall reserve funds for each respective group otherwise distributable to such class.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                       12

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               Bank
CWALT 05-17
All records
==============================================================================

------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance: $1,168,870,880.77
Avg Loan Balance: $341,775.11
WA Gross Rate: 2.468%
WA Net Rate: 2.072%
WA FICO: 710
WA LTV: 75
WA Rem Term: 360
WA Months to Reset: 1
As of Date: 2005-05-01
WA Gross Margin: 2.867%
WA First Periodic Cap: 0.0%
WA Max Rate: 9.95%
IO%: 0%
Cal %: 56%
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Current Principal Balance         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                   15        526,637       0.05       3.052       2.622       714     72.91      76.97      59.72
$50,000.01 - $100,000.00            125     10,484,805       0.90       1.987       1.589       723     71.29      74.60      39.59
$100,000.01 - $150,000.00           357     45,425,678       3.89       2.229       1.819       718     74.63      77.79      38.51
$150,000.01 - $200,000.00           403     71,096,952       6.08       2.557       2.163       708     75.39      77.61      38.94
$200,000.01 - $250,000.00           470    106,555,080       9.12       2.449       2.046       710     75.36      77.74      31.25
$250,000.01 - $300,000.00           428    117,974,588      10.09       2.747       2.341       706     75.56      77.83      29.98
$300,000.01 - $359,699.00           405    133,495,741      11.42       2.556       2.156       709     76.05      78.81      23.65
$359,699.01 - $600,000.00           894    405,158,517      34.66       2.646       2.253       709     76.12      78.80      18.37
$600,000.01 - $800,000.00           198    132,984,625      11.38       2.236       1.849       709     73.99      78.36      19.50
$800,000.01 - $1,000,000.00          67     60,907,805       5.21       1.838       1.454       714     70.83      77.75      20.75
$1,000,000.01 - $1,250,000.00        21     23,793,866       2.04       1.858       1.474       714     70.01      72.30      23.80
$1,250,000.01 - $1,500,000.00        28     40,065,283       3.43       1.762       1.378       720     68.62      75.47      28.83
$1,500,000.01 - $1,750,000.00         1      1,606,732       0.14       5.000       4.616       732     70.00      70.00     100.00
$1,750,000.01 - $2,000,000.00         3      5,779,300       0.49       2.259       1.875       692     70.12      73.26      66.00
$2,000,000.01 or more                 5     13,015,271       1.11       2.692       2.308       703     57.90      58.80       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $20,000.00
Maximum: $3,000,000.00
Average: $341,775.11
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Original Gross Rate               Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                    3,413  1,166,526,354      99.80       2.463       2.069       710     74.70      77.84      24.44
3.501% - 4.000%                       3        754,761       0.06       3.812       2.587       678     94.15      94.15      33.91
4.001% - 4.500%                       3        321,300       0.03       4.250       2.889       724     90.00      90.00      65.27
4.501% - 5.000%                       1      1,268,466       0.11       5.125       4.741       757     63.50      63.50       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 4.971%
Weighted Average: 1.207%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                  Page 1 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
All records
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Current Gross Rate                Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                    2,398    816,107,091      69.82       1.239       0.845       711     74.64      78.21      23.43
3.501% - 4.000%                       4      1,233,617       0.11       3.885       2.987       657     79.78      79.78      20.75
4.001% - 4.500%                      18      5,757,669       0.49       4.411       3.972       726     74.19      74.48      35.37
4.501% - 5.000%                     158     63,711,598       5.45       4.905       4.521       714     74.79      78.02      29.69
5.001% - 5.500%                     590    202,540,584      17.33       5.275       4.891       706     74.30      76.28      25.66
5.501% - 6.000%                     216     67,804,001       5.80       5.713       5.313       706     75.04      76.63      26.33
6.001% - 6.500%                      29      9,706,109       0.83       6.296       5.718       698     81.38      85.85      19.52
6.501% - 7.000%                       7      2,010,211       0.17       6.684       5.706       710     89.42      90.81      69.09
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.750%
Weighted Average: 2.468%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Gross Margin                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
2.000% or less                       90     31,499,251       2.69       2.061       1.674       711     70.42      72.91      37.86
2.001% - 2.250%                      91     35,890,461       3.07       2.060       1.675       718     71.69      74.85      36.78
2.251% - 2.500%                     365    145,651,572      12.46       2.256       1.870       720     73.24      76.97      28.07
2.501% - 2.750%                     607    203,502,974      17.41       2.799       2.414       708     75.11      77.83      25.36
2.751% - 3.000%                     907    316,268,696      27.06       2.651       2.264       710     74.76      77.45      24.94
3.001% - 3.250%                     713    236,247,636      20.21       2.502       2.111       703     74.49      77.17      21.30
3.251% - 3.500%                     491    155,921,034      13.34       1.904       1.504       708     76.38      81.13      17.44
3.501% - 3.750%                      62     19,850,227       1.70       3.288       2.690       718     79.17      81.89      25.38
3.751% - 4.000%                      78     20,090,905       1.72       2.112       1.702       724     74.73      79.64      26.58
4.001% - 4.250%                       8      2,361,576       0.20       3.375       2.390       703     84.19      87.95      39.33
4.251% - 4.500%                       2        450,750       0.04       2.873       1.801       779     91.22      93.74       0.00
4.501% - 4.750%                       2        598,500       0.05       3.125       1.892       757     95.00      95.00       0.00
4.751% - 5.000%                       3        425,700       0.04       3.869       2.448       703     90.00      90.00      49.26
5.251% - 5.500%                       1        111,600       0.01       4.250       2.706       658     90.00      90.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.975%
Maximum: 5.300%
Weighted Average: 2.867%
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                  Page 2 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
All records
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Current Net Rate                  Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                    2,404    817,183,152      69.91       1.243       0.847       711     74.67      78.23      23.46
3.501% - 4.000%                       9      2,653,043       0.23       4.246       3.862       678     69.40      70.02      10.41
4.001% - 4.500%                      77     33,864,903       2.90       4.774       4.390       722     72.72      75.93      30.60
4.501% - 5.000%                     617    217,883,081      18.64       5.217       4.829       707     74.61      76.63      25.66
5.001% - 5.500%                     269     82,910,208       7.09       5.672       5.254       706     75.76      77.75      26.68
5.501% - 6.000%                      42     13,841,697       1.18       6.170       5.748       701     77.34      80.48      35.27
6.001% - 6.500%                       2        534,796       0.05       6.685       6.301       757     80.00      85.22      52.24
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 6.366%
Weighted Average: 2.072%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Remaining Months to maturity      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
356 - 360                         3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 356
Maximum: 360
Weighted Average: 360
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Seasoning                         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0 <=                              2,346    797,692,864      68.24       1.226       0.832       711     74.62      78.24      23.30
1 - 6                             1,074    371,178,017      31.76       5.135       4.738       708     74.87      77.00      26.86
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Index for loans                   Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1 MO LIBOR                          906    277,460,482      23.74       2.768       2.362       706     75.67      79.08      25.76
12 Month MTA                      2,514    891,410,399      76.26       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                  Page 3 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
All records
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Months to Roll                    Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1                                 2,997  1,042,476,177      89.19       2.551       2.156       709     74.65      77.72      23.79
2                                   148     46,924,943       4.01       1.493       1.085       713     75.87      78.25      25.55
3                                   253     73,960,805       6.33       1.942       1.550       715     74.66      79.17      32.95
4                                    22      5,508,956       0.47       1.939       1.521       685     74.63      79.13      22.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-05-01
Minimum: 1
Maximum: 4
Weighted Average: 1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Lifetime Maximum Rate             Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                  3,405  1,164,700,558      99.64       2.463       2.068       710     74.68      77.81      24.42
10.001% - 10.500%                     7      1,481,920       0.13       1.524       1.140       728     77.49      86.62      13.38
10.501% - 11.000%                     5      2,180,494       0.19       5.221       4.708       712     82.26      86.33      32.91
11.001% - 11.500%                     1        122,320       0.01       1.375       0.991       776     80.00      80.00       0.00
11.501% - 12.000%                     1        169,589       0.01       5.000       4.616       713     80.00      80.00     100.00
12.001% or more                       1        216,000       0.02       3.500       1.926       649     90.00      90.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.950%
Maximum: 12.450%
Weighted Average: 9.953%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
First Adjustment Cap              Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0.000%                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Distribution by IO only terms     Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0                                 3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                  Page 4 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
All records
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
Original Prepayment Penalty          of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Term                              Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0                                 1,083    391,831,412      33.52       1.955       1.558       714     75.13      79.05      25.12
12                                1,229    432,079,013      36.97       2.482       2.085       712     74.83      78.27      23.19
24                                    1        574,627       0.05       5.250       4.866       767     80.00      80.00       0.00
36                                1,107    344,385,829      29.46       3.028       2.636       702     74.03      75.93      25.24
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Original LTV                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      142     40,391,601       3.46       2.314       1.930       731     40.82      43.05      17.26
50.01% - 55.00%                      59     19,795,114       1.69       2.639       2.255       718     52.99      57.63      20.49
55.01% - 60.00%                      90     38,552,679       3.30       2.429       2.045       711     58.38      61.26      10.93
60.01% - 65.00%                     140     65,704,649       5.62       2.477       2.093       715     63.48      67.78      17.79
65.01% - 70.00%                     282    112,572,987       9.63       2.348       1.964       706     68.66      70.61      22.41
70.01% - 75.00%                     518    200,614,378      17.16       2.325       1.941       708     74.04      77.57      17.45
75.01% - 80.00%                   1,978    638,541,057      54.63       2.461       2.077       710     79.63      83.03      27.45
80.01% - 85.00%                      17      4,851,531       0.42       3.274       2.780       672     84.05      84.05      36.40
85.01% - 90.00%                     133     33,229,328       2.84       3.398       2.776       699     89.50      89.50      37.43
90.01% - 95.00%                      61     14,617,558       1.25       3.502       2.785       710     94.78      94.78      60.91
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.56
Maximum: 95.00
Weighted Average: 74.70
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Combined LTV                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      134     37,309,514       3.19       2.332       1.948       730     40.50      40.66      18.69
50.01% - 55.00%                      57     17,757,902       1.52       2.899       2.515       718     52.08      52.87      18.16
55.01% - 60.00%                      83     32,896,109       2.81       2.646       2.262       712     58.26      58.29      12.78
60.01% - 65.00%                     116     46,756,314       4.00       2.817       2.433       717     63.27      63.42      13.49
65.01% - 70.00%                     249     99,654,674       8.53       2.375       1.991       709     68.38      68.64      20.33
70.01% - 75.00%                     436    157,342,096      13.46       2.405       2.021       706     73.34      73.98      19.64
75.01% - 80.00%                   1,296    440,486,425      37.68       2.555       2.171       709     78.79      79.54      28.85
80.01% - 85.00%                      72     26,927,352       2.30       2.587       2.183       702     77.68      83.73      25.05
85.01% - 90.00%                     903    291,629,313      24.95       2.266       1.855       710     79.52      89.73      24.05
90.01% - 95.00%                      72     17,580,678       1.50       3.093       2.431       708     92.03      94.36      53.52
95.01% - 100.00%                      2        530,504       0.05       3.266       2.882       697     79.85      96.13      60.89
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.56
Maximum: 97.31
Weighted Average: 77.84
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                  Page 5 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
All records
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
Geographical Distribution            of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
(Top 5)                           Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
California                        1,576    659,684,786      56.44       2.639       2.250       709     73.62      76.67      19.28
Florida                             529    149,668,490      12.80       1.939       1.545       710     75.57      79.66      22.51
Nevada                              168     46,350,910       3.97       2.900       2.499       711     77.40      80.82      33.14
Virginia                             87     28,693,417       2.45       2.075       1.664       706     77.69      81.35      19.45
Arizona                             116     25,359,666       2.17       3.008       2.613       717     78.93      82.52      46.40
Other                               944    259,113,610      22.17       2.251       1.841       711     75.72      78.39      35.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
California loan breakdown         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
North CA                            607    244,010,658      20.88       2.529       2.138       713     74.03      76.81      18.73
South CA                            969    415,674,128      35.56       2.703       2.315       707     73.38      76.59      19.60
States Not CA                     1,844    509,186,094      43.56       2.246       1.842       711     76.10      79.36      31.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Top 10 Zip Codes                  Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
92692                                11      7,109,366       0.61       1.863       1.479       681     74.24      75.63      30.39
91913                                12      6,511,860       0.56       2.790       2.406       712     77.22      80.59      21.97
95757                                11      4,561,881       0.39       2.917       2.533       713     77.77      81.59      38.03
90046                                 3      4,559,867       0.39       2.612       2.228       665     63.21      63.21      13.32
92679                                 6      4,215,480       0.36       1.779       1.395       737     70.43      83.48       0.00
92037                                 3      3,978,484       0.34       2.556       2.172       664     64.92      65.78       0.00
92886                                 6      3,975,391       0.34       3.492       3.108       699     71.43      76.06       0.00
34145                                 5      3,830,700       0.33       1.000       0.616       689     69.81      77.42       0.00
95747                                 8      3,759,580       0.32       1.251       0.867       734     78.73      83.38      43.39
94521                                 7      3,723,618       0.32       1.483       1.099       705     77.19      79.15      22.02
Other                             3,348  1,122,644,653      96.05       2.478       2.082       710     74.78      77.89      24.69
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                  Page 6 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
All records
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
FICO Scores                       Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
600 or less or not available          9      2,064,410       0.18       1.425       1.041       600     75.27      77.55      29.88
601 - 620                            14      4,748,328       0.41       1.811       1.427       617     78.69      79.32      33.37
621 - 640                           164     52,548,473       4.50       2.296       1.902       631     74.29      76.80      43.40
641 - 660                           299     99,809,372       8.54       2.514       2.113       651     74.24      76.52      38.91
661 - 680                           489    173,154,732      14.81       2.610       2.211       671     75.80      79.15      23.51
681 - 700                           565    190,582,773      16.30       2.543       2.149       691     75.71      78.87      20.70
701 - 720                           511    185,203,816      15.84       2.508       2.114       711     75.05      78.79      19.75
721 - 740                           423    149,542,505      12.79       2.444       2.049       730     75.59      78.74      21.46
741 - 760                           387    126,776,220      10.85       2.418       2.028       750     74.58      77.93      21.26
761 less than or equal to           559    184,440,250      15.78       2.320       1.924       778     71.88      74.79      24.89
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 600
Maximum: 817
Weighted Average: 710
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Mortgage Properties               Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                         549    154,206,562      13.19       2.190       1.798       718     77.46      81.53      21.28
PUD                                 792    290,883,521      24.89       2.481       2.088       711     75.55      79.22      25.82
Single Family                     1,895    659,055,385      56.38       2.540       2.143       706     73.83      76.60      24.00
Two- to Four Family                 184     64,725,413       5.54       2.334       1.936       718     73.15      75.48      30.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Occupancy types                   Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Investor                            776    192,309,733      16.45       2.282       1.890       723     75.23      78.22      31.86
Primary                           2,437    914,375,465      78.23       2.540       2.145       706     74.44      77.58      22.69
Secondary                           207     62,185,682       5.32       1.972       1.571       727     76.89      80.52      27.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Loan Purpose                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,480    510,434,792      43.67       2.338       1.936       718     78.08      82.75      23.40
Cash Out Refinance                1,467    506,392,169      43.32       2.589       2.200       703     71.96      73.53      24.81
Rate/Term Refinance                 473    152,043,919      13.01       2.496       2.105       703     72.46      75.72      26.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                  Page 7 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
All records
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Document Type                     Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Alternate                           325     86,994,301       7.44       2.066       1.661       707     77.39      80.55     100.00
Clues                                13      4,242,596       0.36       2.929       2.545       695     77.94      80.95       0.00
Full                                639    198,548,334      16.99       2.902       2.493       702     76.13      78.74     100.00
No Doc                                3      1,106,733       0.09       5.250       4.866       719     70.94      70.94       0.00
Reduced                           2,113    769,468,466      65.83       2.360       1.971       712     74.49      78.19       0.00
Stated Doc                          327    108,510,450       9.28       2.712       2.305       714     71.34      71.55       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Rate Adjustment Frequency         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1                                 3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Payment Adjustment Frequency      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
12                                3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Max Balance Amount                Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
110.00                               44     18,768,716       1.61       1.712       1.328       702     69.59      72.56      21.57
115.00                            3,376  1,150,102,165      98.39       2.480       2.084       710     74.78      77.93      24.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Periodic Payment Cap              Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
7.500                             3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,420  1,168,870,881     100.00       2.468       2.072       710     74.70      77.84      24.43
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                  Page 8 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 1
==============================================================================

------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance: $891,410,399.12
Avg Loan Balance: $354,578.52
WA Gross Rate: 2.374%
WA Net Rate: 1.982%
WA FICO: 711
WA LTV: 74
WA Rem Term: 360
WA Months to Reset: 1
As of Date: 2005-05-01
WA Gross Margin: 2.921%
WA First Periodic Cap: 0.0%
WA Max Rate: 9.95%
IO%: 0%
Cal %: 59%
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Current Principal Balance         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                    7        275,593       0.03       2.663       2.191       713     72.57      72.57      52.65
$50,000.01 - $100,000.00             88      7,428,520       0.83       2.051       1.657       725     71.93      75.47      38.21
$100,000.01 - $150,000.00           239     30,393,345       3.41       2.097       1.697       716     73.63      76.36      39.53
$150,000.01 - $200,000.00           282     49,850,097       5.59       2.498       2.100       708     74.97      77.21      39.92
$200,000.01 - $250,000.00           335     75,931,610       8.52       2.329       1.930       711     75.34      77.30      29.76
$250,000.01 - $300,000.00           302     83,394,479       9.36       2.692       2.289       706     75.34      77.32      30.29
$300,000.01 - $359,699.00           308    101,556,736      11.39       2.457       2.065       712     76.01      78.88      20.79
$359,699.01 - $600,000.00           689    313,418,857      35.16       2.540       2.149       711     75.80      78.39      18.69
$600,000.01 - $800,000.00           156    105,015,081      11.78       2.139       1.755       711     74.05      78.17      21.65
$800,000.01 - $1,000,000.00          59     53,333,679       5.98       1.760       1.376       715     70.43      77.82      21.83
$1,000,000.01 - $1,250,000.00        19     21,391,866       2.40       1.890       1.506       717     69.50      72.05      15.24
$1,250,000.01 - $1,500,000.00        22     31,359,233       3.52       1.737       1.353       722     69.26      75.32      27.28
$1,500,000.01 - $1,750,000.00         1      1,606,732       0.18       5.000       4.616       732     70.00      70.00     100.00
$1,750,000.01 - $2,000,000.00         3      5,779,300       0.65       2.259       1.875       692     70.12      73.26      66.00
$2,000,000.01 or more                 4     10,675,271       1.20       2.844       2.460       686     56.34      56.34       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $23,500.00
Maximum: $3,000,000.00
Average: $354,578.52
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Original Gross Rate               Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                    2,509    889,445,986      99.78       2.369       1.977       711     74.40      77.47      24.04
3.501% - 4.000%                       1        374,647       0.04       3.875       2.551       689     94.99      94.99       0.00
4.001% - 4.500%                       3        321,300       0.04       4.250       2.889       724     90.00      90.00      65.27
4.501% - 5.000%                       1      1,268,466       0.14       5.125       4.741       757     63.50      63.50       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 4.971%
Weighted Average: 1.200%
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 1 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 1
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Current Gross Rate                Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                    1,795    635,286,086      71.27       1.234       0.841       712     74.44      77.93      23.10
3.501% - 4.000%                       2        853,503       0.10       3.945       3.149       653     73.75      73.75       0.00
4.001% - 4.500%                      13      4,596,182       0.52       4.403       3.950       729     77.56      77.69      34.38
4.501% - 5.000%                     140     56,484,393       6.34       4.905       4.521       716     75.02      78.04      29.60
5.001% - 5.500%                     502    173,040,306      19.41       5.260       4.876       706     73.97      75.78      25.44
5.501% - 6.000%                      61     20,893,832       2.34       5.741       5.317       718     74.26      75.49      22.52
6.501% - 7.000%                       1        256,096       0.03       6.625       5.351       779     90.00      90.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.625%
Weighted Average: 2.374%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Gross Margin                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
2.000% or less                       26      8,746,866       0.98       1.637       1.253       720     70.62      72.94      37.71
2.001% - 2.250%                      43     18,477,787       2.07       1.639       1.255       729     71.64      74.17      33.04
2.251% - 2.500%                     222    100,595,017      11.28       1.869       1.484       726     72.08      76.19      26.85
2.501% - 2.750%                     341    119,004,337      13.35       2.475       2.089       712     75.34      78.32      25.95
2.751% - 3.000%                     743    271,828,903      30.49       2.679       2.294       710     74.31      76.98      24.50
3.001% - 3.250%                     653    219,166,709      24.59       2.472       2.084       703     74.14      76.68      21.75
3.251% - 3.500%                     356    116,579,672      13.08       1.924       1.532       707     76.14      80.08      19.84
3.501% - 3.750%                      40     13,782,603       1.55       3.075       2.569       724     76.91      80.20      21.64
3.751% - 4.000%                      76     19,740,980       2.21       2.046       1.638       725     74.59      79.59      26.57
4.001% - 4.250%                       6      1,900,976       0.21       3.465       2.532       699     82.16      86.83      48.86
4.251% - 4.500%                       2        450,750       0.05       2.873       1.801       779     91.22      93.74       0.00
4.501% - 4.750%                       2        598,500       0.07       3.125       1.892       757     95.00      95.00       0.00
4.751% - 5.000%                       3        425,700       0.05       3.869       2.448       703     90.00      90.00      49.26
5.251% - 5.500%                       1        111,600       0.01       4.250       2.706       658     90.00      90.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 5.300%
Weighted Average: 2.921%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 2 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 1
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Current Net Rate                  Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                    1,799    635,982,034      71.35       1.237       0.843       712     74.46      77.94      23.11
3.501% - 4.000%                       6      2,269,196       0.25       4.233       3.849       675     69.18      69.43       0.00
4.001% - 4.500%                      67     29,796,439       3.34       4.779       4.395       724     73.53      76.60      30.77
4.501% - 5.000%                     547    192,276,974      21.57       5.211       4.822       707     74.46      76.38      25.34
5.001% - 5.500%                      94     30,678,752       3.44       5.654       5.263       715     73.96      75.57      28.61
5.501% - 6.000%                       1        407,004       0.05       6.000       5.616       786     80.00      80.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 5.616%
Weighted Average: 1.982%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Remaining Months to maturity      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
356 - 360                         2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 356
Maximum: 360
Weighted Average: 360
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Seasoning                         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0 <=                              1,759    622,030,475      69.78       1.222       0.829       712     74.42      77.94      22.94
1 - 6                               755    269,379,924      30.22       5.035       4.645       710     74.35      76.35      26.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Index for loans                   Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
12 Month MTA                      2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 3 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 1
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Months to Roll                    Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1                                 2,188    790,378,954      88.67       2.453       2.061       710     74.32      77.25      23.55
2                                   121     39,111,570       4.39       1.454       1.050       715     75.50      78.31      24.55
3                                   187     57,574,919       6.46       1.949       1.562       719     74.86      79.84      30.60
4                                    18      4,344,956       0.49       1.954       1.540       695     73.43      76.58      16.92
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-05-01
Minimum: 1
Maximum: 4
Weighted Average: 1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Lifetime Maximum Rate             Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                  2,503    888,237,635      99.64       2.369       1.978       711     74.38      77.43      24.03
10.001% - 10.500%                     4        978,420       0.11       1.527       1.143       738     76.20      84.89      20.27
10.501% - 11.000%                     4      1,686,435       0.19       4.993       4.609       710     80.00      85.26      13.25
11.001% - 11.500%                     1        122,320       0.01       1.375       0.991       776     80.00      80.00       0.00
11.501% - 12.000%                     1        169,589       0.02       5.000       4.616       713     80.00      80.00     100.00
12.001% or more                       1        216,000       0.02       3.500       1.926       649     90.00      90.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.950%
Maximum: 12.450%
Weighted Average: 9.953%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
First Adjustment Cap              Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0.000%                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Distribution by IO only terms     Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0                                 2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 4 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 1
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
Original Prepayment Penalty          of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Term                              Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0                                 1,083    391,831,412      43.96       1.955       1.558       714     75.13      79.05      25.12
12                                  635    249,690,138      28.01       2.501       2.112       716     73.76      76.68      21.60
36                                  796    249,888,850      28.03       2.904       2.517       702     73.89      75.74      24.69
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Original LTV                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      110     33,353,175       3.74       2.295       1.911       733     41.36      43.55      16.07
50.01% - 55.00%                      41     12,360,023       1.39       2.547       2.163       716     52.87      59.03      16.56
55.01% - 60.00%                      67     30,499,779       3.42       2.450       2.066       710     58.29      60.75       9.99
60.01% - 65.00%                     117     55,391,666       6.21       2.580       2.196       714     63.41      66.79      19.26
65.01% - 70.00%                     222     93,304,292      10.47       2.289       1.905       710     68.73      70.64      21.33
70.01% - 75.00%                     393    156,922,467      17.60       2.157       1.773       709     74.01      77.65      15.92
75.01% - 80.00%                   1,418    473,753,749      53.15       2.382       1.998       711     79.63      82.94      28.11
80.01% - 85.00%                      10      3,213,087       0.36       2.525       2.048       665     84.08      84.08      27.19
85.01% - 90.00%                      93     22,493,237       2.52       3.132       2.556       701     89.62      89.62      39.41
90.01% - 95.00%                      43     10,118,925       1.14       3.127       2.496       716     94.89      94.89      50.78
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.56
Maximum: 95.00
Weighted Average: 74.40
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Combined LTV                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      106     31,243,175       3.50       2.360       1.976       730     41.07      41.15      17.15
50.01% - 55.00%                      38     10,137,573       1.14       2.852       2.468       716     51.92      52.68      11.98
55.01% - 60.00%                      62     26,838,209       3.01       2.613       2.229       712     58.26      58.29      11.32
60.01% - 65.00%                      98     41,888,082       4.70       2.833       2.449       719     63.46      63.46      12.62
65.01% - 70.00%                     198     80,824,014       9.07       2.368       1.984       712     68.50      68.67      19.00
70.01% - 75.00%                     327    121,766,414      13.66       2.254       1.870       706     73.18      73.94      19.10
75.01% - 80.00%                     955    335,256,708      37.61       2.457       2.073       711     78.70      79.56      29.35
80.01% - 85.00%                      53     21,531,277       2.42       2.368       1.970       703     77.76      83.74      25.15
85.01% - 90.00%                     628    209,740,222      23.53       2.146       1.741       711     79.41      89.74      24.27
90.01% - 95.00%                      48     11,861,725       1.33       2.829       2.234       709     92.62      94.52      46.53
95.01% - 100.00%                      1        323,000       0.04       1.750       1.366       681     79.75      95.38     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.56
Maximum: 95.38
Weighted Average: 77.46
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 5 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 1
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
Geographical Distribution            of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
(Top 5)                           Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
California                        1,213    523,704,729      58.75       2.545       2.158       712     73.40      76.37      18.36
Florida                             291     87,591,884       9.83       1.892       1.492       708     75.30      78.84      25.72
Nevada                              108     30,055,460       3.37       2.776       2.379       714     76.77      79.82      30.21
Virginia                             86     28,558,540       3.20       2.058       1.647       706     77.68      81.36      19.07
New Jersey                           76     23,825,130       2.67       1.935       1.516       709     75.88      77.87      20.98
Other                               740    197,674,657      22.18       2.173       1.777       712     75.65      78.76      38.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
California loan breakdown         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
North CA                            459    188,214,679      21.11       2.461       2.073       716     73.78      76.29      17.37
South CA                            754    335,490,050      37.64       2.591       2.206       709     73.18      76.41      18.92
States Not CA                     1,301    367,705,670      41.25       2.131       1.731       710     75.83      79.01      32.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Top 10 Zip Codes                  Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
92692                                10      6,599,366       0.74       1.930       1.546       684     73.93      75.43      25.01
92679                                 6      4,215,480       0.47       1.779       1.395       737     70.43      83.48       0.00
91913                                 8      4,164,686       0.47       2.543       2.159       719     77.92      80.57      34.36
90046                                 2      3,952,367       0.44       2.802       2.418       653     61.39      61.39       0.00
90402                                 3      3,626,732       0.41       2.772       2.388       712     67.17      76.92      44.30
92009                                 5      3,558,168       0.40       2.665       2.281       707     77.25      80.90      61.48
92657                                 3      3,495,569       0.39       1.000       0.616       731     70.90      82.14       0.00
92101                                 8      3,372,340       0.38       1.634       1.250       713     78.85      82.01       7.10
92037                                 2      3,344,000       0.38       1.974       1.590       659     62.06      63.09       0.00
92625                                 2      3,265,750       0.37       1.766       1.382       756     48.21      49.38       0.00
Other                             2,465    851,815,941      95.56       2.387       1.995       711     74.63      77.62      24.29
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 6 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 1
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
FICO Scores                       Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
600 or less or not available          8      1,863,989       0.21       1.000       0.616       600     75.83      78.36      33.10
601 - 620                             9      2,751,904       0.31       1.735       1.351       616     79.92      80.60      39.31
621 - 640                           113     36,757,890       4.12       2.081       1.695       631     73.83      75.47      39.55
641 - 660                           214     74,781,140       8.39       2.349       1.953       650     74.15      76.62      37.01
661 - 680                           359    127,354,211      14.29       2.515       2.121       670     75.82      79.23      23.65
681 - 700                           413    142,787,841      16.02       2.440       2.049       691     75.10      78.13      22.18
701 - 720                           383    144,983,913      16.26       2.442       2.052       711     74.83      78.49      19.96
721 - 740                           300    114,901,990      12.89       2.432       2.038       730     75.13      78.28      22.44
741 - 760                           286    100,457,940      11.27       2.326       1.940       751     74.20      77.66      18.78
761 less than or equal to           429    144,769,580      16.24       2.222       1.825       779     71.74      74.28      24.02
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 600
Maximum: 817
Weighted Average: 711
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Mortgage Properties               Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                         391    118,625,421      13.31       2.225       1.837       718     77.27      81.23      21.72
PUD                                 580    218,029,237      24.46       2.336       1.945       713     75.28      78.94      24.99
Single Family                     1,398    504,885,815      56.64       2.437       2.044       708     73.52      76.19      23.47
Two- to Four Family                 145     49,869,925       5.59       2.255       1.859       719     72.63      74.86      30.72
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Occupancy types                   Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Investor                            544    141,003,988      15.82       2.272       1.880       724     74.62      77.48      30.57
Primary                           1,831    705,021,076      79.09       2.417       2.026       707     74.15      77.21      22.44
Secondary                           139     45,385,335       5.09       2.017       1.620       729     77.57      81.25      28.02
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Loan Purpose                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,085    391,252,340      43.89       2.248       1.849       719     77.86      82.46      23.34
Cash Out Refinance                1,082    387,352,982      43.45       2.502       2.115       705     71.59      72.98      23.96
Rate/Term Refinance                 347    112,805,077      12.65       2.373       1.987       704     72.06      75.49      26.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 7 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 1
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Document Type                     Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Alternate                           228     61,407,404       6.89       2.045       1.639       709     77.88      81.20     100.00
Clues                                 8      2,681,551       0.30       2.190       1.806       687     77.31      79.92       0.00
Full                                466    152,655,939      17.13       2.735       2.338       704     75.79      78.50     100.00
No Doc                                3      1,106,733       0.12       5.250       4.866       719     70.94      70.94       0.00
Reduced                           1,555    587,374,898      65.89       2.251       1.862       712     74.25      77.81       0.00
Stated Doc                          254     86,183,874       9.67       2.775       2.380       717     70.43      70.56       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Rate Adjustment Frequency         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1                                 2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Payment Adjustment Frequency      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
12                                2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Max Balance Amount                Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
110.00                               44     18,768,716       2.11       1.712       1.328       702     69.59      72.56      21.57
115.00                            2,470    872,641,683      97.89       2.388       1.996       711     74.50      77.56      24.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Periodic Payment Cap              Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
7.500                             2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,514    891,410,399     100.00       2.374       1.982       711     74.40      77.46      24.01
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 8 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 2
==============================================================================

------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance: $277,460,481.65
Avg Loan Balance: $306,247.77
WA Gross Rate: 2.768%
WA Net Rate: 2.362%
WA FICO: 706
WA LTV: 76
WA Rem Term: 360
WA Months to Reset: 1
As of Date: 2005-05-01
WA Gross Margin: 2.696%
WA First Periodic Cap: 0.0%
WA Max Rate: 9.95%
IO%: 0%
Cal %: 49%
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Current Principal Balance         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                    8        251,044       0.09       3.478       3.094       714     73.29      81.79      67.49
$50,000.01 - $100,000.00             37      3,056,285       1.10       1.832       1.423       718     69.71      72.46      42.96
$100,000.01 - $150,000.00           118     15,032,333       5.42       2.495       2.066       723     76.66      80.67      36.44
$150,000.01 - $200,000.00           121     21,246,855       7.66       2.695       2.311       708     76.39      78.55      36.63
$200,000.01 - $250,000.00           135     30,623,470      11.04       2.746       2.333       709     75.41      78.84      34.95
$250,000.01 - $300,000.00           126     34,580,109      12.46       2.881       2.467       706     76.11      79.06      29.23
$300,000.01 - $359,699.00            97     31,939,005      11.51       2.869       2.444       700     76.16      78.57      32.75
$359,699.01 - $600,000.00           205     91,739,660      33.06       3.009       2.607       701     77.24      80.21      17.29
$600,000.01 - $800,000.00            42     27,969,544      10.08       2.601       2.198       703     73.75      79.04      11.45
$800,000.01 - $1,000,000.00           8      7,574,126       2.73       2.382       1.998       702     73.61      77.27      13.20
$1,000,000.01 - $1,250,000.00         2      2,402,000       0.87       1.570       1.186       690     74.50      74.50     100.00
$1,250,000.01 - $1,500,000.00         6      8,706,050       3.14       1.853       1.469       715     66.32      76.03      34.39
$2,000,000.01 or more                 1      2,340,000       0.84       2.000       1.616       781     65.00      70.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $20,000.00
Maximum: $2,340,000.00
Average: $306,247.77
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Original Gross Rate               Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                      904    277,080,368      99.86       2.767       2.361       706     75.64      79.06      25.70
3.501% - 4.000%                       2        380,114       0.14       3.750       2.623       667     93.32      93.32      67.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 3.750%
Weighted Average: 1.228%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certficates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 1 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 2
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Current Gross Rate                Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                      603    180,821,005      65.17       1.258       0.859       707     75.37      79.21      24.59
3.501% - 4.000%                       2        380,114       0.14       3.750       2.623       667     93.32      93.32      67.33
4.001% - 4.500%                       5      1,161,487       0.42       4.442       4.058       715     60.86      61.78      39.28
4.501% - 5.000%                      18      7,227,205       2.60       4.906       4.522       704     72.96      77.80      30.37
5.001% - 5.500%                      88     29,500,279      10.63       5.363       4.979       706     76.25      79.23      26.90
5.501% - 6.000%                     155     46,910,168      16.91       5.701       5.311       701     75.38      77.14      28.02
6.001% - 6.500%                      29      9,706,109       3.50       6.296       5.718       698     81.38      85.85      19.52
6.501% - 7.000%                       6      1,754,115       0.63       6.692       5.757       700     89.34      90.93      64.58
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.750%
Weighted Average: 2.768%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Gross Margin                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
2.000% or less                       64     22,752,385       8.20       2.224       1.836       708     70.34      72.89      37.91
2.001% - 2.250%                      48     17,412,674       6.28       2.506       2.121       706     71.75      75.58      40.75
2.251% - 2.500%                     143     45,056,555      16.24       3.118       2.730       705     75.84      78.69      30.80
2.501% - 2.750%                     266     84,498,637      30.45       3.255       2.871       703     74.78      77.14      24.54
2.751% - 3.000%                     164     44,439,794      16.02       2.476       2.082       708     77.51      80.34      27.62
3.001% - 3.250%                      60     17,080,927       6.16       2.888       2.452       700     78.94      83.48      15.52
3.251% - 3.500%                     135     39,341,361      14.18       1.843       1.421       710     77.09      84.23      10.34
3.501% - 3.750%                      22      6,067,624       2.19       3.774       2.965       706     84.29      85.73      33.88
3.751% - 4.000%                       2        349,925       0.13       5.839       5.290       717     82.70      82.70      27.01
4.001% - 4.250%                       2        460,600       0.17       3.003       1.801       718     92.56      92.56       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.975%
Maximum: 4.225%
Weighted Average: 2.696%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 2 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 2
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Current Net Rate                  Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
3.500% or less                      605    181,201,118      65.31       1.263       0.862       707     75.41      79.24      24.68
3.501% - 4.000%                       3        383,847       0.14       4.324       3.940       696     70.70      73.49      71.95
4.001% - 4.500%                      10      4,068,464       1.47       4.737       4.353       709     66.83      71.04      29.30
4.501% - 5.000%                      70     25,606,107       9.23       5.265       4.881       707     75.70      78.50      28.09
5.001% - 5.500%                     175     52,231,456      18.82       5.682       5.249       701     76.81      79.04      25.55
5.501% - 6.000%                      41     13,434,693       4.84       6.175       5.752       699     77.26      80.50      33.31
6.001% - 6.500%                       2        534,796       0.19       6.685       6.301       757     80.00      85.22      52.24
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 6.366%
Weighted Average: 2.362%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Remaining Months to maturity      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
356 - 360                           906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 356
Maximum: 360
Weighted Average: 360
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Seasoning                         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0 <=                                587    175,662,389      63.31       1.242       0.842       707     75.34      79.29      24.55
1 - 6                               319    101,798,093      36.69       5.401       4.983       703     76.23      78.71      27.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Index for loans                   Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1 MO LIBOR                          906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 3 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 2
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Months to Roll                    Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1                                   809    252,097,223      90.86       2.861       2.455       706     75.70      79.21      24.53
2                                    27      7,813,373       2.82       1.686       1.262       702     77.71      77.99      30.55
3                                    66     16,385,886       5.91       1.918       1.510       700     73.97      76.79      41.22
4                                     4      1,164,000       0.42       1.882       1.448       645     79.10      88.63      42.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-05-01
Minimum: 1
Maximum: 4
Weighted Average: 1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Lifetime Maximum Rate             Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                    902    276,462,923      99.64       2.765       2.359       706     75.63      79.04      25.68
10.001% - 10.500%                     3        503,500       0.18       1.519       1.135       709     80.00      89.99       0.00
10.501% - 11.000%                     1        494,059       0.18       6.000       5.046       719     89.99      89.99     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.950%
Maximum: 10.700%
Weighted Average: 9.952%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
First Adjustment Cap              Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0.000%                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Distribution by IO only terms     Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0                                   906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 4 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 2
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
Original Prepayment Penalty          of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Term                              Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
12                                  594    182,388,875      65.74       2.455       2.049       707     76.30      80.44      25.36
24                                    1        574,627       0.21       5.250       4.866       767     80.00      80.00       0.00
36                                  311     94,496,979      34.06       3.357       2.951       703     74.42      76.43      26.69
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Original LTV                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                       32      7,038,425       2.54       2.406       2.022       724     38.24      40.65      22.92
50.01% - 55.00%                      18      7,435,092       2.68       2.793       2.409       721     53.19      55.31      27.04
55.01% - 60.00%                      23      8,052,900       2.90       2.350       1.966       712     58.71      63.18      14.47
60.01% - 65.00%                      23     10,312,983       3.72       1.924       1.540       717     63.88      73.12       9.89
65.01% - 70.00%                      60     19,268,696       6.94       2.637       2.253       686     68.33      70.47      27.66
70.01% - 75.00%                     125     43,691,911      15.75       2.929       2.545       702     74.13      77.27      22.95
75.01% - 80.00%                     560    164,787,308      59.39       2.688       2.304       707     79.63      83.29      25.54
80.01% - 85.00%                       7      1,638,444       0.59       4.742       4.216       686     84.00      84.00      54.46
85.01% - 90.00%                      40     10,736,091       3.87       3.955       3.237       696     89.27      89.27      33.29
90.01% - 95.00%                      18      4,498,633       1.62       4.346       3.434       696     94.52      94.52      83.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.51
Maximum: 95.00
Weighted Average: 75.67
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Combined LTV                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                       28      6,066,338       2.19       2.186       1.802       725     37.59      38.15      26.59
50.01% - 55.00%                      19      7,620,329       2.75       2.962       2.578       722     52.28      53.12      26.38
55.01% - 60.00%                      21      6,057,900       2.18       2.794       2.410       711     58.29      58.29      19.23
60.01% - 65.00%                      18      4,868,232       1.75       2.681       2.297       698     61.61      63.09      20.94
65.01% - 70.00%                      51     18,830,660       6.79       2.406       2.022       697     67.86      68.48      26.05
70.01% - 75.00%                     109     35,575,682      12.82       2.919       2.535       703     73.88      74.14      21.49
75.01% - 80.00%                     341    105,229,716      37.93       2.866       2.482       705     79.07      79.47      27.26
80.01% - 85.00%                      19      5,396,075       1.94       3.464       3.036       696     77.36      83.68      24.64
85.01% - 90.00%                     275     81,889,091      29.51       2.574       2.146       707     79.81      89.69      23.47
90.01% - 95.00%                      24      5,718,953       2.06       3.641       2.842       706     90.81      94.03      68.03
95.01% - 100.00%                      1        207,504       0.07       5.625       5.241       722     80.00      97.31       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.51
Maximum: 97.31
Weighted Average: 79.08
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 5 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 2
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
Geographical Distribution            of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
(Top 5)                           Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
California                          363    135,980,058      49.01       3.001       2.603       700     74.47      77.85      22.82
Florida                             238     62,076,606      22.37       2.006       1.618       712     75.97      80.83      17.98
Nevada                               60     16,295,450       5.87       3.128       2.720       706     78.56      82.66      38.55
Washington                           36      9,213,229       3.32       3.840       3.397       720     75.19      76.94      40.21
Arizona                              35      7,584,172       2.73       3.262       2.878       713     77.91      80.16      44.07
Other                               174     46,310,968      16.69       2.686       2.234       708     77.49      79.32      34.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
California loan breakdown         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
North CA                            148     55,795,979      20.11       2.756       2.357       702     74.85      78.57      23.32
South CA                            215     80,184,079      28.90       3.171       2.774       699     74.21      77.35      22.47
States Not CA                       543    141,480,424      50.99       2.544       2.130       711     76.82      80.26      28.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Top 10 Zip Codes                  Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
34242                                 4      2,440,000       0.88       1.375       0.991       729     80.00      90.00       0.00
91913                                 4      2,347,175       0.85       3.228       2.844       699     75.99      80.61       0.00
84060                                 1      2,340,000       0.84       2.000       1.616       781     65.00      70.00       0.00
33183                                 3      2,085,450       0.75       1.044       0.660       707     65.61      82.81       0.00
92262                                 7      2,027,734       0.73       1.695       1.311       718     79.56      81.64       0.00
94521                                 3      1,787,018       0.64       2.006       1.622       700     78.22      82.30       0.00
33139                                 4      1,785,000       0.64       1.059       0.675       746     68.72      87.85       0.00
92555                                 6      1,683,893       0.61       4.295       3.911       696     79.51      83.13      32.14
33141                                 3      1,635,000       0.59       1.264       0.880       745     77.79      82.95      70.46
95747                                 3      1,509,830       0.54       1.256       0.872       708     80.00      83.18      31.79
Other                               868    257,819,382      92.92       2.832       2.424       704     75.74      78.83      26.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 6 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 2
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
FICO Scores                       Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
600 or less or not available          1        200,421       0.07       5.375       4.991         0     70.00      70.00       0.00
601 - 620                             5      1,996,424       0.72       1.915       1.531       617     76.99      77.55      25.19
621 - 640                            51     15,790,583       5.69       2.799       2.384       631     75.34      79.90      52.36
641 - 660                            85     25,028,232       9.02       3.004       2.590       651     74.51      76.23      44.59
661 - 680                           130     45,800,521      16.51       2.877       2.463       672     75.77      78.94      23.15
681 - 700                           152     47,794,932      17.23       2.853       2.450       691     77.55      81.07      16.29
701 - 720                           128     40,219,903      14.50       2.747       2.335       711     75.87      79.90      19.00
721 - 740                           123     34,640,515      12.48       2.481       2.086       730     77.13      80.28      18.20
741 - 760                           101     26,318,280       9.49       2.770       2.361       749     76.03      78.96      30.71
761 less than or equal to           130     39,670,670      14.30       2.679       2.283       776     72.39      76.62      28.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 614
Maximum: 814
Weighted Average: 706
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Mortgage Properties               Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                         158     35,581,141      12.82       2.071       1.667       719     78.10      82.53      19.84
PUD                                 212     72,854,283      26.26       2.913       2.517       707     76.36      80.05      28.31
Single Family                       497    154,169,570      55.56       2.877       2.465       701     74.85      77.96      25.75
Two- to Four Family                  39     14,855,487       5.35       2.597       2.196       714     74.90      77.56      27.56
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Occupancy types                   Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Investor                            232     51,305,745      18.49       2.309       1.917       719     76.90      80.23      35.40
Primary                             606    209,354,390      75.45       2.954       2.545       701     75.41      78.83      23.51
Secondary                            68     16,800,347       6.06       1.852       1.438       723     75.07      78.57      24.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Loan Purpose                      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                            395    119,182,452      42.95       2.634       2.221       715     78.82      83.71      23.62
Cash Out Refinance                  385    119,039,187      42.90       2.876       2.476       698     73.19      75.32      27.59
Rate/Term Refinance                 126     39,238,842      14.14       2.850       2.443       699     73.63      76.40      26.72
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 7 of 8

[LOGO OMITTED] UBS Investment
               Bank
CWALT 05-17
Group 2
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Document Type                     Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Alternate                            97     25,586,897       9.22       2.116       1.714       704     76.19      79.00     100.00
Clues                                 5      1,561,045       0.56       4.198       3.814       708     79.03      82.73       0.00
Full                                173     45,892,395      16.54       3.454       3.008       696     77.29      79.53     100.00
Reduced                             558    182,093,569      65.63       2.711       2.320       708     75.25      79.39       0.00
Stated Doc                           73     22,326,577       8.05       2.472       2.014       703     74.87      75.39       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Rate Adjustment Frequency         Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1                                   906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Payment Adjustment Frequency      Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
12                                  906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Max Balance Amount                Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
115.00                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool    Weighted                        Weighted   Weighted
                                 Number                        By     Average    Weighted  Weighted   Average    Average
                                     of      Principal  Principal       Gross     Average   Average  Original   Combined     % Full
Periodic Payment Cap              Loans        Balance    Balance      Coupon  Net Coupon      FICO       LTV        LTV    Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
7.500                               906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              906    277,460,482     100.00       2.768       2.362       706     75.67      79.08      25.76
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                                 Page 8 of 8